SUP-0148-0418

SANFORD C. BERNSTEIN FUND, INC.

-AB International Portfolio

-AB Tax-Managed International Portfolio

-AB Emerging Markets Portfolio

(the “Portfolios”)

Supplement dated April 26, 2018 to the Prospectus dated January 26, 2018 of the AB International Portfolio, AB Tax-Managed International Portfolio and AB Emerging Markets Portfolio of Sanford C. Bernstein Fund, Inc.

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Effective immediately, the section of the Prospectus entitled “Additional Investment Information, Special Investment Techniques and Related Risks — Principal Investments, Investment Strategies and Risks — Investment in Exchange-Traded Funds (“ETFs”) and Other Investment Companies” is deleted in its entirety and replaced with the following:

Certain Portfolios may invest in shares of ETFs, subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”) or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The market value of the ETF shares may differ from their net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV. The AB International Portfolio, the AB Tax-Managed International Portfolio, the AB Emerging Markets Portfolio, the International Strategic Equities Portfolio, the International Small Cap Portfolio and the Small Cap Core Portfolio may also invest in other investment companies, including affiliated investment companies, as permitted by the 1940 Act. As with ETFs, if the Portfolios acquire shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which, if not waived or reimbursed in whole or in part, would be in addition to the Portfolios’ expenses. These Portfolios intend to invest uninvested cash balances in an affiliated money market fund, the AB Government Money Market Portfolio of AB Fixed-Income Shares, Inc., as permitted by Rule 12d1-1 under the 1940 Act.

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This Supplement should be read in conjunction with the Prospectus for the Portfolios.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0148-0418